UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018 (November 7, 2018)

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

On November 7, 2018, The Dun & Bradstreet Corporation (“D&B” or the “Company”) held a special meeting of stockholders (the “Special Meeting”).

The following matters were submitted to a vote of the Company’s stockholders at the Special Meeting: (i) a proposal to adopt the Agreement and Plan of Merger, dated as of August 8, 2018, by and among Star Parent, L.P., Star Merger Sub, Inc. and the Company (as amended or modified from time to time, the “Merger Agreement”); (ii) a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid to D&B’s named executive officers by D&B that is based on or otherwise relates to the merger (the “Merger”) contemplated by the Merger Agreement; and (iii) a proposal to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the proposal to adopt the Merger Agreement. These proposals are described in more detail in the definitive proxy statement filed by D&B on October 2, 2018.  The number of shares of D&B common stock outstanding and eligible to vote as of the record date for the Special Meeting, September 28, 2018, was 37,131,243, and a total of 26,969,445 shares (72.63%) were represented at the meeting in person or by proxy.

Each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions, as to each such matter:

1.              Proposal to adopt the Merger Agreement:

For	Against	Abstain
26,708,865	119,761	140,819

2.              Proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to D&B’s named executive officers that is based on or otherwise relates to the Merger:

For	Against	Abstain
25,050,635	1,704,444	214,366

3.              Proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the proposal to adopt the Merger Agreement:

For	Against	Abstain
25,064,190	1,784,266	120,989

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

	By:	/s/ Richard S. Mattessich
Vice President, Associate General
Counsel and Chief Compliance Officer

DATE: November 8, 2018